UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

Amendment No. 1 to Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 14, 2013 (August 1, 2013)

THE STANDARD REGISTER COMPANY

(Exact name of Registrant as specified in its charter)

OHIO	0-01097	31-0455440
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

600 ALBANY STREET, DAYTON OHIO	45417
(Address of principal executive offices)	(Zip code)
(937) 443-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address if changed since last report)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT

Common stock $1.00 par value	New York Stock Exchange
Title of each class	Name of each exchange
on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

On August 2, 2013, The Standard Register Company ( referred to in this report as the “Company,” “we”, “us,” “our,” or “Standard Register”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of its acquisition of WorkflowOne, LLC (“WorkflowOne”) pursuant to a Membership Interest Purchase Agreement (the “Purchase Agreement”), by and among the Company, WorkflowOne and WFSR Holdings, LLC (formerly known as Workflow Holdings, LLC) entered into on August 1, 2013.  Standard Register hereby amends its Initial Form 8-K in this Current Report on Form 8-K/A in order to include the historical audited consolidated financial statements of Workflow Holdings, LLC (herein and after referred to as “WorkflowOne”) as well as the historical unaudited consolidated financial statements of WorkflowOne, each required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K and permitted to be filed by this amendment.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The historical audited consolidated financial statements of WorkflowOne as of and for the year ended December 31, 2012 and for the period March 2, 2011 to December 31, 2011 are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The historical unaudited consolidated financial statements of WorkflowOne as of June 30, 2013 and December 31, 2012 and for the six-month periods ended June 30, 2013 and 2012 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information

Standard Register and WorkflowOne unaudited pro forma combined condensed financial statements as of and for the six-month period ended June 30, 2013 and for the fiscal year ended December 30, 2012, are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

The following exhibits are filed as part of this current report:

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm to WorkflowOne.

99.1	The historical audited consolidated financial statements of WorkflowOne as of and for the year ended December 31, 2012 and for the period March 2, 2011 to December 31, 2011.

99.2	The historical unaudited consolidated financial statements of WorkflowOne as of June 30, 2013 and December 31, 2012 and for the six-month periods ended June 30, 2013 and 2012.

99.3	Standard Register and WorkflowOne unaudited pro forma condensed combined financial statements as of and for the six-month period ended June 30, 2013 and for the fiscal year ended December 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Standard Register Company

Date: October 14, 2013	By:	/s/ Robert M. Ginnan
Robert M. Ginnan
Executive Vice President,Treasurer, Chief Financial Officer, and Chief Accounting Officer